Goodwill and Intangible Assets, Net - Schedule of Estimated Future Amortization Expense Related to Finite Intangible Assets (Detail) - Rocket Lab USA, Inc. - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets [Line Items]
2021	$ 1,190	$ 2,353
2022	2,112	2,040
2023	1,768	1,717
2024	1,624	1,533
2025	1,523	1,484
Thereafter	2,472	2,112
Total	$ 10,689	$ 11,239